THE ADVISORS' INNER CIRCLE FUND

              COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
                                 SERVICE CLASS SHARES

                         SUPPLEMENT DATED DECEMBER 11, 2003
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

THE FOLLOWING DISCLOSURE REPLACES THE FOURTH SENTENCE OF THE "ADVISORY FEES PAID TO THE ADVISER" SECTION ON PAGE S-7 OF THE SAI:

The Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse certain expenses of the Treasury Obligations Money Market Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.28% (exclusive of any distribution or shareholder service fees) of the average daily net assets of the Treasury Obligations Money Market Fund. The Adviser reserves the right to terminate this voluntary waiver or any reimbursements for this Fund at any time.


                            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.